EXHIBIT 10.1



                            GROWTHEXPERTS GROUP INC.

                             2000 STOCK OPTION PLAN


   1. Purpose of Plan. This 2000 Stock Option Plan ("Plan") seeks to secure and retain key employees, officers and consultants responsible for the success of GrowthExperts Group Inc., a corporation (the "Company"). Through this Plan, the Company intends to motivate such persons to exert their best efforts on behalf of the Company, to encourage stock ownership, to provide such persons with greater concern for the Company's welfare, and to offer an incentive to continue their service with the Company. Options issued pursuant to this Plan may constitute either "incentive stock options" as defined in the Revenue Codes of Canada and or USA Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") ("Incentive Stock Options") or other stock options ("Non-Statutory Stock Options"). All forms of Incentive Stock Options and Non-Statutory Stock Options may be granted under this Plan; an option that does not qualify as an Incentive Stock Option for any reason shall be a Non-Statutory Stock Option. Unless the context requires otherwise, when capitalized and used herein, the term "Option" means all forms of Incentive Stock Options and Non-Statutory Stock Options issued pursuant to this Plan.

     2. Stock Subject to the Plan. Consistent with this Plan, the Company may issue Options to purchase shares of Company common stock ("Common Stock"), with no par value or such value as set forth therein(the "Shares").

          2.1. Total Shares Issuable. The total number of Shares issue able pursuant to this Plan shall be _1,750,000__ shares of Company Common Stock, subject to adjustment as provided in Section 8.

          2.2. Expiration of Plan. No Option shall be granted under this Plan after __April 1, , 2010 [ten years after adoption of this Plan].

          2.3. Reissuance. If any outstanding Option under this Plan expires or is terminated for any reason, the Shares underlying the unexercised portion of such Option may again be optioned under this Plan.

     3.   Administration.   The  Plan  shall  be  administered  by  a  committee
("Committee") appointed by the Company's Board of Directors (the "Board").

          3.1. Composition of Committee. The Committee shall consist of the entire Board or persons appointed by the Board, which may include members of the Board. The initial Committee members, duly authorized hereunto, shall consist of the President acting individually or in concert with the Chairman.

          3.2. Quorum and Decisions. The decision of a majority of those present at any meeting of the Committee where a quorum consisting of a majority of the Committee is present shall constitute the decision of the Committee.

          3.3. Compliance with Revenue Canada Rules and USA Rule 16b-3. Transactions under this Plan are intended to comply with all applicable conditions of Revenue Canada Rules and USA Rule 16b-3 or their successors promulgated by Revenue Canada or the U.S. Securities and Exchange



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     Commission ("SEC") under the Securities Exchange Act of 1934 (the "Exchange
     Act"). To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

     4. Authority of Committee. Subject to the designations of persons to be granted options under this Plan pursuant to Schedule 1 attached hereto (the "ISO Individuals") and vesting of Options under the Plan pursuant to Schedule 2 attached hereto (the "ISO Vesting Schedule"), the Committee has exclusive discretion:

          4.1. to determine the terms and conditions of Options granted under the Plan, such as the exercise price, payment terms and expiration date; such terms and conditions need not be identical as between Options or Optionees;

          4.4. to interpret the Plan and the Options granted under the Plan;

          4.5. to adopt, amend and rescind rules and regulations for the administration of the Plan insofar as it relates to Options; and

          4.6. to direct the Company to issue Stock Option Certificates pursuant to the Plan.

Actions of the Committee shall be consistent with this Plan and shall bind all Plan participants.

     5. Eligibility. Only Company employees officers, and consultants are eligible to participate in this Plan.

     6. Terms and Conditions for All Options. All Options granted under this Plan shall be subject to the terms and conditions of this Plan, including all of the following:

          6.1  Option  Certificate.   Optionees  will  receive  a  Stock  Option
     Certificate ("Certificate") enumerating the specific terms and conditions of their Options.

          6.2 Fair Market Value. For purposes of this Plan, "Fair Market Value" of the Shares upon exercise of an Option (the "Exercise Shares") shall be determined as follows:

               6.2.1. If the Shares are listed on a securities exchange, admitted to unlisted trading privileges on a securities exchange, or quoted on the National Association of Securities Dealers, Inc. ("NASD") system, that reports closing prices, the Fair Market Value shall be the closing price of the Shares as reported by the Wall Street Journal on the day the Fair Market Value is to be determined (or the last closing price reported prior to such day if no closing price is reported for that day);

               6.2.2. If the Shares are not so listed, admitted to unlisted trading privileges, or so quoted, the Fair Market Value shall be the average of the last reported highest bid and the lowest asked prices quoted on the NASD Automated Quotations System or, if not so quoted, then by the National Quotation Bureau, Inc., or other Quotation Service on the day the fair market value is determined; or

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               6.2.3.  Otherwise,  the Fair Market Value shall be  determined in such reasonable manner as may be prescribed by the Committee.

          6.3 Exercise Period. Consistent with the Plan and the Schedules attached thereto, the Certificate will specify when the Option becomes exercisable ("Vests") and when the Option expires ("Expiration Date"). The Option may be exercised after Vesting and before the Expiration Date ("Exercise Period"). No Option may be exercised after its expiration.

          6.4 Maximum Exercise Period. No Option may be exercised more than ten years after the date it was granted. A shorter Exercise Period may be specified by other provisions of this Plan or by the Certificate.

          6.5 Manner of Exercise. Options may be exercised by delivering an executed Exercise Form (provided with the Certificate) or written statement to the Committee or a member thereof with full payment for all Shares to be issued pursuant to the exercise. All Options shall be exercised for multiples of 100 Shares or the total number of Shares for which the Option is then exercisable. The Board of Directors, and the Company's officers, shall take appropriate action required for delivery of Shares in accordance with any exercise of Options under this Plan.

          6.6 Payment. Payment shall be tendered in cash, by certified check or by any other payment method authorized by the Committee. The Committee has sole discretion to authorize other methods of payment, such as a promissory note, cashless exercise, surrender of other Company Shares or cancellation of other Shares underlying Optionee's vested Options. Optionees shall have rights to dividends or other shareholder rights with respect to Shares underlying an Option only after the Company receives full payment for such Shares.

          6.7. Death of Optionee. If an Optionee dies, any Options previously granted to the Optionee shall be exercisable only as to that portion of the Option that had Vested by the date of Optionee's death. Any such Vested Options shall expire on the earlier of three years after Optionee's death or the Expiration Date. Such Vested Options shall be exercisable by the personal representative or administrator of the deceased Optionee's estate, or by any trustee, heir, legatee or beneficiary (collectively, the "Optionee's Legal Representative") who shall have acquired the Vested Option directly from the Optionee by will or by the laws of descent and distribution. Prior to the exercise of any such Vested Option, the Optionee's Legal Representative shall furnish to the Company an executed Exercise Form together with a certified copy of letters testamentary or other proof deemed sufficient by the Committee of the right of the legal representative to exercise such Vested Option in accordance with the provisions of this Plan.

          6.8 Disability. If an Optionee's employment ceases due to disability, then Optionee's Vested Options shall expire on the earlier of three (3) years after Optionee becomes disabled or the Expiration Date. An Optionee shall be considered to be disabled if a qualified medical physician approved by the Company certifies that the Optionee is unable to be gainfully employed by the Company by reason of a diagnosed and determinable physical or mental


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     impairment  which can be  expected to result in death or has lasted and can be expected to last for a continuous period of not less than 12 months.

          6.9 Retirement. If an Optionee retires from employment with the Company, then the Optionee's Vested Options shall expire on the earlier of three (3) years after Optionee retires or the Expiration Date.

          6.10 Termination of Employment. When an Optionee's employment with the Company is terminated for any reason whatsoever, unless otherwise specified in the Certificate, Optionee's Vested Options shall expire on the earlier of three (3) years after termination or the Expiration Date.

          6.11 Leave of Absence. A leave of absence duly authorized by the Company shall not be deemed a termination of employment.

          6.12. Non-transferability of Options. During Optionee's lifetime, an Option may only be exercised by the Optionee. No Option may be transferred other than by will or the laws of descent and distribution.

          6.13. Minimum Holding Period. This Plan, the Committee or the Certificate may impose a holding period on Shares acquired upon exercise of an Stock Option.

          6.14. Transfer Restrictions on Shares. Unless registered under the Securities Act of 1933 (the "Securities Act"), or applicable Canadian Rules and Regulations, all Shares acquired upon exercise of an Option shall constitute "restricted securities" (as defined in SEC Rule 144 promulgated by the SEC under the USA Securities Act or Canada Rule and Regulations). As restricted securities, such Shares may only be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the applicable Securities Act(s), or pursuant to an exemption from registration under the applicable Securities Act(s) or Rules and Regulations; the availability of such exemption must be established to the satisfaction of the Company. The certificates representing such Shares will bear a legend stating these restrictions.

          6.15. Other Representations and Warranties. As a further condition to exercising any Option, the Company may require an Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

     7. Special Terms and Conditions for Incentive Stock Options. In addition to the terms and conditions contained in Section 6, all Incentive Stock Options shall also be subject to the following additional terms and conditions:

          7.1. Eligible Parties. Incentive Stock Options may only be granted to eligible Company employees, officers, directors and consultants.

          7.2. Exercise Price. The Option's per Share purchase price ("Exercise Price") shall be determined by the Committee but shall not be less than 100% of the determined Share's Fair Market Value on the grant date.


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          7.3.  Maximum  Grant.  The  aggregate  Fair Market Value of the Shares underlying Incentive Stock Options granted to any Optionee that Vest in a particular calendar year shall not exceed $5,000,000. For purposes of such limitation, the aggregate Fair Market Value of Shares shall be determined as of the grant date and the limitations shall be applied by considering Incentive Stock Options in the order granted.

          7.4. More than 50% Shareholder. All Incentive Stock Options granted to persons owning more than 50% of all classes of the Company's capital stock (as calculated in accordance with Canadian Rules and Regulations or USA IRC '424(d)) must also satisfy the following conditions:

               7.4.1. Exercise Price: The Exercise Price must be at least 110% of the Shares' Fair Market Value on the grant date;

               7.4.2. Expiration. The Expiration Date must be within five (5) years after the Incentive Stock Option's grant date.

          7.5. Shareholder Approval. For any Options to receive treatment as Incentive Stock Options, this Plan must be approved by the majority of the Company's shareholders within a year after adoption of this Plan by the Company's Board of Directors. Such approval may be obtained either through an ordinary resolution at a shareholder meeting or by written consent.

Any Options not satisfying these conditions may be treated as Nonstatutory Stock Options.

     8. Adjustments upon Recapitalization or Merger. If, through consolidation, merger, subdivision, reclassification, amalgamation or otherwise, the Company issues additional capital stock or effects any reorganization of its authorized capital then there shall automatically be an adjustment in the terms of any Options so that thereafter terms of the amended Options will be equivalent as is reasonably possible to the initial Option terms.

     9. Use of Proceeds. Proceeds from the exercise of Options granted under this Plan shall constitute general funds of the Company and may be used for such general corporate purposes as the Company's Board of Directors shall determine.

     10. Reservation of Shares for Issuance. At all times during the duration of this Plan, the Company shall reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of all Options granted pursuant to this Plan, and shall pay all original issue and transfer taxes with respect to the issuance of shares pursuant to the exercise of such Options, and shall pay all of the reasonable fees and expenses necessarily incurred in connection with the exercise of such Options and the issuance of such Shares.

     11. Amendments. The Board of Directors may amend, alter, or discontinue this Plan, but no amendment, alteration or discontinuation shall be made which would impair the rights of any Optionee under any Options previously granted, without the Optionee's consent, or which, without the approval of the Shareholders, would:

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          11.1.  except as provided in Section 8,  increase  the total number of
     Shares issuable under the Plan (section 2.1);

          11.2. modify the provisions of the Plan relating to eligibility; or

          11.3. increase the aggregate Fair Market Value of the Shares underlying the Incentive Stock Options which may be granted under this Plan to any person and which become exercisable in any year to an amount over $5,000,000.

     12. Indemnification. In addition to such other rights of indemnification as they may have as directors, Committee members and the Board of Directors shall be indemnified by the Company against reasonable expenses, including attorneys' fees, actually incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal there from, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with this Plan or any Option granted hereunder, or Shares purchased pursuant to the exercise of an Option, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of judgment in any action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding, that such member of the Board of Directors is liable for gross negligence, fraud or willful misconduct in the performance of the director's duties, so long as within sixty (60) days after institution of any such action, suit or proceeding, the director shall in writing offer the Company the opportunity, at its own expense, to hand and defend such action, suit or proceeding.

                               GROWTHEXPERTS GROUP INC.


                               By: /s/ F. Thomas Winters
                                   ---------------------------------------------
                                   F. Thomas Winters III, President & CEO


I, in my capacity as Secretary of GrowthExperts Group Inc., hereby certify that the foregoing 2000 Stock Option Plan was adopted by the Board of Directors and approved by the majority of stockholders in interest on this______ day of ______________, 2000.


/s/ Scott Dow
---------------------------------
Scott L. Dow, Secretary/Treasurer